6. Subsequent Events	3 Months Ended
Jun. 30, 2011
Subsequent Events [Text Block]
6.             Subsequent Events

On June 9, 2011, S. Muoio & Co. LLC (“SMC”) filed a Complaint to Determine Validity of Election of Corporate Directors and for Ancillary Injunctive Relief (the “Complaint”) in the Superior Court of the State of California for the County of Santa Clara.

The Complaint challenged the validity of the election of corporate directors conducted by OPTi at its annual meeting of shareholders held May 23, 2011 (“Annual Meeting”) in Palo Alto, CA.  SMC specifically sought a determination that its proposed candidate, Robert H. Edelman, was elected by having the most votes of any candidate at the annual meeting, and related relief.  The Company believes that Mr. Edelman was not properly nominated and contested the allegations in the Complaint.

On June 10, 2011, the Court set an expedited hearing as required by California Corporations Code Section 709.  The hearing was held on July 18, 2011, in the Santa Clara County Superior Court.

On July 28, 2011, the Court ruled in favor of the Company.  The Company will report the Court’s formal Statement of Decision when the decision has been finalized in approximately thirty to sixty days.

The Company’s largest shareholder has recently increased its ownership from 28% to 34% of the Company’s outstanding common stock and has attempted to obtain representation on the Board of Directors.  See Item 1 Legal Proceedings.  Such shareholder has indicated in its public filings with the Securities and Exchange Commission that it may engage in discussions with the Company regarding the timing and characterization of cash distributions to shareholders and the potential orderly liquidation of the Company.   The shareholder has also reserved the right to take any and all actions that it deems appropriate to maximize the value of its investment in the Company.